Exhibit 99.1 KEWAUNEE SCIENTIFIC CORPORATION NASDAQ: KEQU

Special Note Regarding Forward-Looking Statements Certain statements in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the Reform Act ). All statements other than statements of historical fact included in this Annual Report, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as anticipate, estimate, expect, project, intend, plan, predict, believe and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions, and other important factors that could significantly impact results or achievements expressed or implied by such forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to: competitive and general economic conditions, including disruptions from government mandates, both domestically and internationally, as well as supplier constraints and other supply disruptions; changes in customer demands; technological changes in our operations or in our industry; dependence on customers’ required delivery schedules; risks related to fluctuations in the Company’s operating results from quarter to quarter; risks related to international operations, including foreign currency fluctuations; changes in the legal and regulatory environment; changes in raw materials and commodity costs; risks associated with our ability to identify and complete strategic acquisitions or to successfully integrate any businesses that we may acquire; acts of terrorism, war, governmental action, natural disasters and other Force Majeure events. The cautionary statements made pursuant to the Reform Act herein and elsewhere by us should not be construed as exhaustive. We cannot always predict what factors would cause actual results to differ materially from those indicated by the forward-looking statements. Over time, our actual results, performance, or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and harmful to our stockholders' interest. Many important factors that could cause such a difference are described under the caption Risk Factors, in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2025, which you should review carefully. These forward-looking statements speak only as of the date of this document. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. These reports are available on our investor relations website at www.kewaunee.com and on the SEC website at www.sec.gov. Kewaunee Scientific Corporation | NASDAQ: KEQU 2

About Non-GAAP Measures The following slides include non-GAAP financial measures such as adjusted net earnings and adjusted net earnings per share, in the information provided with this press release as supplemental information relating to its operating results. Adjusted net earnings represents GAAP net earnings adjusted for professional and other fees related to the acquisition of Nu Aire, Inc. and the corresponding tax impact in fiscal year 2025 and GAAP net earnings adjusted for net pension settlement expenses and the impact of a valuation allowance release in fiscal year 2024. This financial information is not in accordance with, or an alternative for, GAAP- compliant financial information and may be different from the operating or non-GAAP financial information used by other companies. The Company believes that this presentation of adjusted net earnings and adjusted net earnings per share provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations. EBITDA and Segment EBITDA are calculated as net earnings (loss), less interest expense and interest income, income taxes, depreciation, and amortization. Adjusted EBITDA and Adjusted Segment EBITDA are calculated as EBITDA or Segment EBITDA less the impact of the one- time costs incurred for professional and other fees related to the acquisition of Nu Aire, Inc. during FY25 or the pension termination enacted during FY24, as discussed in more detail above. We believe EBITDA, Segment EBITDA, Adjusted EBITDA, and Adjusted Segment EBITDA allow management and investors to compare our performance to other companies on a consistent basis without regard to depreciation and amortization or the costs incurred related to the acquisition of Nu Aire, Inc. during fiscal year 2025 or our one-time pension termination transaction executed during fiscal year 2024, which can vary significantly between companies depending upon many factors. EBITDA, Segment EBITDA, Adjusted EBITDA, and Adjusted Segment EBITDA are not calculations based upon generally accepted accounting principles, and the method for calculating EBITDA, Segment EBITDA, Adjusted EBITDA, and Adjusted Segment EBITDA can vary among companies. The amounts included in the EBITDA, Segment EBITDA, Adjusted EBITDA, and Adjusted Segment EBITDA calculations, however, are derived from amounts included in the historical consolidated statements of operations. EBITDA, Segment EBITDA, Adjusted EBITDA, and Adjusted Segment EBITDA should not be considered as alternatives to net earnings (loss) or operating earnings (loss) as an indicator of the Company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Kewaunee Scientific Corporation | NASDAQ: KEQU 3

Introduction Agenda Annual Shareholder Meeting • Fiscal Year 2025 Review • NuAire Acquisition • Strategic Direction and Outlook • Q&A 4

FY25 Financial Review $ and shares in thousands, except per share amounts FY 2024 FY 2025 Net sales $203,755 $240,472 Cost of products sold 151,704 171,615 Gross profit 52,051 68,857 Operating expenses 33,770 51,098 Operating earnings 18,281 17,759 Pension expense (4,177) Other income, net 814 240 Interest expense (1,799) (3,214) Earnings before income taxes 13,119 14,785 Income tax expense (benefit) (5,938) 3,202 Net earnings 19,057 11,583 Less: net earnings attributable to the non-controlling interest 304 178 Net earnings attributable to Kewaunee Scientific Corporation $18,753 $11,405 Net earnings per share attributed to Kewaunee Scientific Corporation stockholders Basic $6.51 $3.98 Diluted $6.38 $3.83 Weighted average number of common shares outstanding Basic 2,879 2,862 Diluted 2,938 2,979 5

FY25 Financial Review

$ in thousands, excluding per share data	FY24 Reported	Non-Recurring Transactions[1]	FY24 Adjusted	FY25 Reported	Professional & Other Fees[2]	FY25 Adjusted
Net Sales	$203,755		$203,755	$240,472	$ -	$240,472
Operating Profit	18,281		18,281	17,759	5,718	23,477
% of Sales	*9.0%*		*9.0%*	*7.4%*	*0.0%*	*9.8%*
Pension, Interest and Other	(5,162)	4,019	(1,143)	(2,974)	324	(2,650)
Profit/(Loss) Before Tax	13,119	4,019	17,138	14,785	6,042	20,827
Income Tax Expense/(Benefit)	(5,938)	10,453	4,515	3,202	1,455	4,657
Net Earnings/(Loss) Before NCI	19,057	(6,434)	12,623	11,583	4,587	16,170
Less: NCI	304		304	178	-	178
Net Earnings/(Loss)	$18,753	$(6,434)	$12,319	$11,405	$4,587	$15,992
Add/(Less):						
Interest Expense	1,799		1,799	3,214		3,214
Interest Income	(1,093)		(1,093)	(967)		(967)
Income Taxes	(5,938)	10,453	4,515	3,202	1,455	4,657
Depreciation & Amortization	3,125		3,125	4,759	(1,127)	3,632
EBITDA	$16,646	$4,019	$20,665	$21,613	$4,915	$26,528
Earnings Per Share:						
Basic	$6.51	$(2.23)	$4.28	$3.98	$1.60	$5.59
Diluted	$6.38	$(2.19)	$4.19	$3.83	$1.54	$5.37

[1] Accumulated accounting losses related to the settlement of the Company's pension plan and its corresponding tax impact, and a partial release of the Company's valuation allowance.
[2] Professional fees and other costs incurred during the twelve months ended 4/30/25 related to the Company's acquisition of Nu Aire, Inc. ("NuAire"), which closed on November 1, 2024. For additional information, please see our Footnote 4, NuAire Acquisition, in our Form 10-K for the period ended 4/30/25, filed with the SEC on July 2, 2025.

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NuAire Overview



LEADING MANUFACTURER OF BIOSAFETY CABINETS

Protection from Airborne Particulate Hazards and Contamination

FOUNDED 1971
Minnesota

WORLDWIDE REACH
Americas, EMEA, APAC

PRODUCTS

- Biosafety Cabinets
- Laminar Airflow Workbenches
- Containment Ventilated Enclosures
- RABS
- Animal Transfer Stations
- Cage Dumping Stations
- Custom Automation Enclosures
- CO_2 Incubators
- Ultra-low Freezers (via OEM)

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Expanding Our Market Presence With NuAire HEALTHCARE BIOMEDICAL VIVARIUM Research, PHARMACY Animal Research Clinical, Pharma Drug Compounding 8

Serving Amazing Spaces Across Industries At Kewaunee, we believe in empowering the scientific community with spaces that inspire, innovate, and integrate. Serving the forefront of life sciences, education, healthcare, industrial, petrochemical, and government research, we deliver unparalleled laboratory environments tailored for every research and development endeavor. PROVIDING SOLUTIONS FOR § Life Sciences § Education § Healthcare § Industrial § Government § Petroleum 9

SERVING AMAZING SPACES ACROSS INDUSTRIES Raising the Industry-Leading Experience Robust End-Use Standard Portfolio Markets Founded in 1906, Kewaunee has Kewaunee offers The industries Kewaunee brings consistently total lab solutions served by nearly 120 years been a leader in with a portfolio of Kewaunee continue of manufacturing contributing to products that meet to invest in research excellence to the industry's every furniture need and development, every project. standard-setting within the laboratory requiring Kewaunee bodies for many space. products in diverse years. markets. 10

Kewaunee & NuAire: Headquarters Industry Leading Channel Partners q Statesville, NC NORTH AMERICA ASIA Manufacturing Locations q Statesville, NC q Bangalore, India International Sales Locations q India q Singapore q Saudi Arabia Kewaunee collaborates with SOUTH AMERICA EMEA experienced global dealers to deliver exceptional Headquarters & Manufacturing projects, while NuAire partners with sales reps, q Plymouth, MN GPOs, and distributors. Warehouse Partnership Both companies serve a q The Netherlands broad customer base OEM Partnerships worldwide. q China 11

Strategic Direction & Outlook OUR GUIDING PRINCIPLES q We will be easy to do business with. q We will get closer to our customer(s). q We will do everything with excellence. q We will lead and not follow (we are innovators). OUR VISION To be the global supplier of choice, providing solutions that empower customers to create laboratory spaces where discovery, progress, and breakthroughs occur. 12 12

Strategic Direction and Outlook KEWAUNEE AS A SUCCESSION SOLUTION We are committed to sustainable, continuous growth through both organic development and thoughtful acquisitions. Our approach is grounded in discipline, governance, integrity, and respect. We seek partnerships that align with our strategy and culture, offering continuity and responsible stewardship while creating lasting impact and value for all shareholders. 13

Operating with Excellence Success does not happen by chance. It comes from showing up, relentlessly, with focus, discipline, and an unwavering commitment to doing things better every day. Driving Operational Excellence: Strengthening Connections: Empowering Our People: We are proud to invest in our We maintain high standards by We build trust and alignment by streamlining processes, encouraging feedback, Associates with meaningful well living, educational, and enhancing collaboration, and accountability, and mutual support, rewards and recognition consistently delivering on our creating a workplace where we opportunities. quality promise. succeed together. 14

Culture Driving Success Our Associates are our foundation and stand at the center of our progress. Their talent, passion, and commitment to excellence continue to drive meaningful change across our organization. As we look ahead, our culture will continue to be a powerful force, fueling our ability to adapt, grow, and deliver lasting value for our customers, communities, partners, and shareholders. 15

Thank You & Questions 16

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